Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ADDENDUM

TO

MORTGAGE SELLING AND SERVICING CONTRACT

(Early Advance Reimbursement Agreement)

This Addendum (the “EAR Agreement”) to that Mortgage Selling and Servicing Contract dated March 23, 2005 (the “MSSC”) is made by and between Fannie Mae (“Fannie Mae”), a corporation organized and existing under the laws of the United States, and Green Tree Servicing LLC (“Servicer”), a Delaware limited liability company, and is effective April 1, 2014.

WHEREAS, Servicer services, on behalf of Fannie Mae, certain residential mortgage loans and real estate owned (REO) properties owned or securitized by Fannie Mae, in accordance with the MSSC and Fannie Mae Servicing Guide; and

WHEREAS, Fannie Mae and Green Tree have entered into those certain servicing agreements (collectively, the “Agreements”) as follows:

a) Mortgage Loans Servicing Agreement dated June 30, 2008 (“Option One” portfolio);

b) Mortgage Loans Servicing Agreement dated July 31, 2008 (“Barclays” portfolio);

c) Interim Servicing Addendum to the Mortgage Selling and Servicing Contract dated March 19, 2009 (“Bank United” portfolio);

d) Green Tree Supplemental Servicing Agreement dated October 31, 2009 (“Nat City” portfolio);

e) Subservicing Addendum to the Mortgage Selling and Servicing Contract dated February 1, 2010 (“Hayhurst” portfolio);

d) Mortgage Selling and Servicing Contract as applicable to loans transferred from Franklin Bank (“Franklin Bank” portfolio), and

WHEREAS, Fannie Mae has agreed to provide to Servicer early reimbursement of certain Advances;

NOW, THEREFORE, in consideration of the mutual premises, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

I. Addendum to MSSC. Fannie Mae agrees to provide to Servicer early reimbursement of certain advances relating to loans and REO properties serviced under the MSSC, any Master Agreement and Fannie Mae Servicing Guide and under the Agreements pursuant to and subject to the conditions of the attached Exhibit A. This EAR Agreement replaces and supersedes in its entirety that Addendum to Mortgage Selling and Servicing Contract dated effective July 1, 2012, as thereafter amended (the “EAF Agreement”).

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II. Applicable Laws. This EAR Agreement will be construed in accordance with federal law and the laws of New York, without reference to the choice of law principles under the laws of New York.

III. Entire Agreement. All other terms, conditions, provisions, and covenants in the Agreements, the MSSC and the Fannie Mae Selling and Servicing Guides, as may be updated or amended from time to time, shall remain unaltered and in full force and effect, except as modified by this EAR Agreement.

IV. Counterparts. This EAR Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute a single agreement.

IN WITNESS WHEREOF, each of the undersigned parties to this EAR Agreement has caused this EAR Agreement to be duly executed in its name by one of its duly authorized officers, all as of the date first above written.

Fannie Mae		Green Tree Servicing LLC (Servicer)

By:	/s/ Tara Malone	By:	/s/ Cheryl Collins
Name:	Tara Malone	Name:	Cheryl Collins
Title:	Vice President	Title:	Senior Vice President and Treasurer
Date:	3/31/14	Date:	3/31/14

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EXHBIT A

EARLY ADVANCE REIMBURSEMENT AGREEMENT

EARLY REIMBURSEMENT PERIOD:

The period (“Early Reimbursement Period”) during which Fannie Mae will make payments of Periodic Early Reimbursement Amounts (as defined below) in respect of Eligible Advances (as defined below), which will commence on the Closing Date and end on the first to occur of:

1.      March 31, 2015 (unless extended or renewed in writing by Fannie Mae and Servicer); or

2.      a Stop Event that is not waived by Fannie Mae

During the Early Reimbursement Period, Fannie Mae will make payments of Periodic Early Reimbursement Amounts as provided herein. Upon termination of the Early Reimbursement Period, Fannie Mae will no longer pay Periodic Early Reimbursement Amounts and the Recoupment Period will commence.

ELIGIBLE ADVANCES FOR EARLY REIMBURSEMENT:

Except as provided below, “Eligible Advance” shall include all of the following advances required to be made by the Servicer with respect to mortgage loans and real estate owned (REO) serviced by the Servicer (“Mortgage Loans”) pursuant to the MSSC and Fannie Mae Servicing Guide (the “Guide”) and the Agreements for which Servicer has not been repaid or reimbursed as of such date and which relate to mortgage loans directly originated by Servicer, or mortgage loans the servicing or subservicing rights to which were acquired from a third party as identified in Schedule 1:

1.      “P&I Delinquency Advances” which are advances of principal or interest payments, including a “Foreclosure Buyout”). A “Foreclosure Buyout” is an advance required to be remitted as the result of an action taken during the preceding month with respect to a property reported under Fannie Mae Action Codes 70, 71 or 72 at the start of the month in which the advance is due.

2.      “T&I Escrow Advances” which are advances for the payment of taxes, assessments, insurance premiums, ground rents, and other similar items and charges, and

3.      “Corporate Servicing Advances” which are advances other than P&I Delinquency Advances and T&I Escrow Advances.

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Eligible Advances shall also include any outstanding P&I Delinquency Advances, T&I Escrow Advances and Corporate Servicing Advances previously paid or reimbursed by Servicer and identified on Schedule 2 in connection with a servicing transfer to the Servicer. Each such advance shall be deemed a “Legacy Servicing Advance”.

Notwithstanding the foregoing and except as identified in Schedules 1 and 2, Eligible Advances shall not include advances paid or reimbursed by Servicer in connection with a servicing transfer to the Servicer, including servicing transfers after the date of this EAR Agreement. However, the parties may by written agreement add additional Eligible Advances to Schedules 1 and 2 (as applicable), which Eligible Advances shall be deemed incorporated into the EAR Agreement.

Eligible Advances also shall not include advances applicable to the payment of any guaranty or excess servicing fees or lender paid mortgage insurance premiums. Eligible Advances must have been actually incurred by the Servicer, and T&I Escrow Advances and Corporate Servicing Advances must fall under one of the 571 Codes in the Fannie Mae 571 Claims Guide.

Notwithstanding anything to the contrary herein, after the date on which the underlying real estate/collateral is sold or disposed, the loan or REO Property is otherwise “liquidated” (including as a result of an event reported as Fannie Mae Action Code of 70, 71 or 72), or loans have a zero UPB as a result of an event reported as Fannie Mae Action Code of 60 or 65 (the “Final Liquidation Date”), no Periodic Early Reimbursement Amounts will be paid by Fannie Mae for advances made by the Servicer after the Final Liquidation Date on that Mortgage Loan. In addition, all Periodic Early Reimbursement Amounts must be repaid within one-hundred twenty (120) days after the Final Liquidation Date of the related loan, regardless of whether recoveries have actually been collected.

Servicer shall not draw on any third party financing or other facility funds for use to pay amounts attributable to Eligible Advances for which Fannie Mae has made payment to Servicer of Periodic Early Reimbursement Amounts unless Servicer reduces the applicable Periodic Early Reimbursement Amount by a commensurate amount. Any such amounts shall be considered a collection or reimbursement related to Eligible Advances and be immediately deposited by the Servicer into a Collections Account.

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PERIODIC EARLY REIMBURSEMENT AMOUNT:

For any Reporting Cycle (as defined below), an amount equal to the Funding Value (as defined below) of Eligible Advances, subject to the Early Reimbursement Amount Limit (as defined below).

If the Early Reimbursement Amount Limit is reached in a particular Reporting Cycle, Fannie Mae shall reimburse P&I Delinquency Advances before T&I Escrow Advances or Corporate Servicing Advances and, within each category, Eligible Advances applicable to Mortgage Loans held directly by Fannie Mae (“MRS Advances”) prior to those Mortgage Loans held in an MBS trust (“MBS Advances”.)

AGGREGATE EARLY REIMBURSEMENT AMOUNT:	As of any date of determination, the excess, if any, of (i) the total Periodic Early Reimbursement Amounts previously paid to Servicer by Fannie Mae prior to such date over (ii) the aggregate, cumulative amount of Collections (as defined below) recouped by Fannie Mae prior to such date. In no event shall Fannie Mae be obligated to make payment of any Periodic Early Reimbursement Amount that would result in the Aggregate Early Reimbursement Amount exceeding the Early Reimbursement Amount Limit.

FUNDING VALUE:	With respect to any Eligible Advance as of any date of determination, the product of (x) the outstanding balance of such Eligible Advance as of such date and (y) the applicable Early Reimbursement Rate.

EARLY REIMBURSEMENT RATE:

P&I Delinquency Advances: [***]%.

T&I Escrow Advances: [***]%

Corporate Servicing Advances: [***]%

Legacy Servicing Advances shall have an Early Reimbursement Rate as provided in Schedule 2.

The Early Reimbursement Rate for T&I Escrow Advances, Corporate Servicing Advances and Legacy Servicing Advances (excluding Legacy Servicing Advances which constitute P&I Delinquency Advances) will be recalculated on the first day of each calendar quarter and will be based on the average cumulative Aged Advance Utilization Rate for the immediately preceding three (3) calendar months as follows:

Aged Advance Utilization Rate	Early Reimbursement Rate
[***]%- [***]%	[	***]%
[***]% - <[***]%	[	***]%
Less than [***]%	[	***]%

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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For purposes of this calculation, “Aged Advance Utilization Rate” shall mean the percentage of 1) the total of Eligible Advances applicable to Mortgage Loans on which the underlying real estate/collateral is sold or disposed, the loan or REO Property is otherwise “liquidated” (including as a result of an event reported as Fannie Mae Action Code of 70, 71 or 72), or loans have a zero UPB as a result of an event reported as Fannie Mae Action Code of 60 or 65, divided by 2) the amount of Eligible Advances applicable to such Mortgage Loans previously reimbursed by Fannie Mae to Servicer under this EAR Agreement or the EAF Agreement. An Aged Advance Utilization Rate of less than [***]% may be considered a Stop Event by Fannie Mae. Any revised Early Reimbursement Rate shall become effective for the Periodic Early Reimbursement Amount applicable to the next Reporting Cycle ninety (90) days after the Servicer is notified in writing by Fannie Mae of any revision.

With respect to Mortgage Loans where Hayhurst Mortgage, Inc. or Bank United was the original advancing servicer, any Eligible Advances related to such servicing transfers will not be included in Aged Advance Utilization Rate calculations.

EARLY REIMBURSEMENT AMOUNT LIMIT:	Fannie Mae’s obligation to make payment of Periodic Early Reimbursement Amounts will not exceed a maximum Aggregate Early Reimbursement Amount of Nine-Hundred Fifty Million ($950,000,000) dollars.

DEFICIENCY AMOUNT:	A Deficiency Amount shall exist on any date if, and to the extent that, on such date, the Aggregate Early Reimbursement Amount exceeds the Funding Value of all Eligible Advances. If a Deficiency Amount exists, the party that becomes aware of such event shall immediately notify the other party of the existence of any Deficiency Amount. Any such Deficiency Amount shall be cured by the Servicer within three business days of the Servicer becoming aware of the existence of a

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Deficiency Amount. Any Deficiency Amount attributable to the reduction of an Early Reimbursement Rate as provided herein shall be due and payable by Servicer within sixty (60) days.

FANNIE MAE DESIGNATED ACCOUNT:

“Designated Account” shall mean a Fannie Mae designated account created by Fannie Mae in its name and under its control at a financial institution of Fannie Mae’s choosing. A Designated Account may relate to either MBS Advances or MRS Advances but not both.

The Servicer hereby acknowledges and agrees that it has no right, title, interest or claim in or to any Designated Account or any funds or other assets therein (whether or not deposited by the Servicer), or any interest earned or accrued on the foregoing (notwithstanding anything to the contrary contained in the Guide or in any other agreement), all of which shall be the exclusive property of Fannie Mae.

ONGOING RECONCILIATION PERIOD:

Anytime an Eligible Advance is requested by Servicer hereunder, Servicer shall provide Fannie Mae an Advance Request Form, a sample of which is attached hereto as Schedule 3, and shall deliver such request form via e-mail to “advance_facilities_data@fanniemae.com”.

Beginning in the month of the effective date of this EAR Agreement, Servicer shall deliver the Reports (as defined below) as required in the Data Dictionary

The calendar month covered by a Report, as applicable, shall constitute a “Reporting Cycle.”

P&I Delinquency Advances.

No later than the second business day following the receipt by Fannie Mae of the Report applicable to P&I Delinquency Advances, Fannie Mae will notify the Servicer of any discrepancies, including any discrepancies between the (a) the sum of all reported loan-level P&I Delinquency Advances and (b) the aggregate P&I Delinquency Advances requested by the Servicer.

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On the business day each month prior to the draft date applicable to the standard Fannie Mae MBS remittance cycle (the “Draft Date”) published in the Guide, the following actions shall occur:

(i)	to the extent a Periodic Early Reimbursement Amount is required to be distributed, Fannie Mae shall deposit (such deposit shall be contingent on the fact that no discrepancy regarding the requested P&I Delinquency Advances remains outstanding) into the Designated Account the Periodic Early Reimbursement Amount relating to the P&I Delinquency Advances for the related Reporting Cycle; and

(ii)	by 10:00 AM (Eastern Time) on such date, the Servicer shall deposit all remaining principal and interest required to be remitted on the Draft Date for all Fannie Mae MBS Mortgage Loans serviced by the Servicer.

On the Draft Date, Fannie Mae shall draft from the Designated Account, in lieu of the Servicer’s custodial account or accounts, the Required P&I and any amounts deposited by Fannie Mae as Periodic Early Reimbursement Amounts.

The Servicer shall deposit into the Collections Account on the Draft Date any principal and interest reported as “uncollected” on the Report, and received between the business day immediately preceding the Report Date and the Draft Date.

T&I Escrow Advances and Corporate Servicing Advances.

No later than the second business day following the Report Date applicable to T&I Escrow Advance and Corporate Servicing Advances, Fannie Mae will notify the Servicer of any discrepancies regarding T&I Escrow Advance and Corporate Servicing Advances.

Servicer may also receive Periodic Early Reimbursement Amounts at month end by submitting to Fannie Mae a Report applicable T&I Escrow Advance and Corporate Servicing Advances six business days prior to month end. No later than the second business day following receipt of this Report Fannie Mae will notify the Servicer of any discrepancies regarding T&I Escrow Advance and Corporate Servicing Advances

On the business day immediately preceding both the Draft Date and the last business day of the month, Fannie Mae shall fund (to the extent a Periodic Early Reimbursement Amount is required to be distributed) the Periodic Early Reimbursement Amount for T&I Escrow Advance and Corporate Servicing Advances (as requested by the Servicer on an Advance Request Form) to the Servicer. Such funding shall be

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contingent on the fact that no discrepancy regarding the requested T&I Escrow Advances and Corporate Servicing Advances remains outstanding.

Subject to the conditions identified below, Fannie Mae additionally agrees that it will reimburse Servicer for T&I Escrow Advance and Corporate Servicing Advances on a daily basis as may be requested by Servicer and agreed to by Fannie Mae. Therefore in addition to the reporting requirements identified herein, not later than the fifth (5th) business day prior to the business day on which Servicer requests that Fannie Mae make reimbursement to Servicer (or such other time period as mutually agreed to by the parties), Servicer shall deliver to Fannie Mae or its designee a Report applicable to T&I Escrow Advance and Corporate Servicing Advances. Fannie Mae and/or its designee will reconcile the same within five (5) business days, and if it determines that an amount is due and owing by Fannie Mae to Servicer, such amount shall be reimbursed to Servicer by Fannie Mae on the date requested by Servicer, or at such time as may otherwise be mutually agreed to by Fannie Mae and Servicer. Applicable to each reimbursement of T&I Escrow Advances and Corporate Servicing Advances made by Fannie Mae herein, Servicer shall pay Fannie Mae a fee equal to the greater of 1) $1,000, or 2) the Compensation Rate divided by twenty-four (24), multiplied by the T&I Escrow Advance and Corporate Servicing Advances reimbursed by Fannie Mae. Servicer will not be required to pay such administrative fee for the reimbursements made 1) on the business day immediately preceding the Draft Date, and 2) one business day prior to the last business day of each calendar month. Fannie Mae will provide to Servicer an invoice for such administrative fees on or about the tenth (10th) day of each calendar month, and within thirty days of receipt of the invoice Servicer agrees to wire to Fannie Mae such invoiced amount as directed in the invoice, or as otherwise directed by Fannie Mae.

At any time Fannie Mae may notify the Servicer of any material discrepancy between the P&I Delinquency Advances, T&I Escrow Advances or Corporate Servicing Advances as previously reported by the Servicer and the amounts reflected in Fannie Mae’s internal systems of record. Such discrepancies shall constitute a material Due Diligence issue and the Servicer and Fannie Mae will work in good faith to resolve any such material discrepancies.

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REPORTS:

In addition to any required reporting obligations in the Guide, during the Ongoing Reconciliation Period and through the term of this Agreement Servicer shall deliver to Fannie Mae or its designee reports and loan level listings (each a “Report”) in a format reasonably acceptable to Fannie Mae containing the data and within the time periods identified in Schedule 4 (“EAR Data Dictionary”) to this EAR Agreement (as such Attachment may be modified by Fannie Mae in writing from time to time), including (i) such reason codes to conform to information and codes required by Fannie Mae Form 571 (Cash Disbursement Request) and (ii) upon request, reconciliations and supporting documentation (including invoices) of general ledger receivables applicable to Eligible Advances.

The Servicer shall also provide to Fannie Mae by the 25th day of each month (i) provided that a P&I Delinquency Advance was made, a completed Fannie Mae Form 496 (“Principal and Interest (P&I) Custodial Account Analysis”) including all applicable schedules, and (ii) Fannie Mae Form 496a (“Taxes and Insurance (T&I) Custodial Account Analysis”), including all applicable schedules.

COLLECTIONS ACCOUNT OVER COLLECTION:	All collections and reimbursements related to Eligible Advances, other than Foreclosure Buyouts, received on the related Mortgage Loans by the Servicer from Fannie Mae, mortgagors or as liquidation proceeds or other recoveries (in the aggregate, the “Collections”), must be deposited by the Servicer into a Collections Account established by Fannie Mae and under Fannie Mae’s control no later than 6:00 pm ET on the second business day following Servicer’s receipt thereof, subject to the following:

	(i)	During the Early Reimbursement Period the Servicer may retain any Collections in excess of the Periodic Early Reimbursement Amount outstanding with respect to the related Mortgage Loan; and

	(ii)	During the period between the final disbursement of a Periodic Early Reimbursement Amount and the last day for recoupment as provided below, the Servicer may retain any Collections in excess of the Aggregate Early Reimbursement Amount.

All Periodic Early Reimbursement Amounts related to Foreclosure Buyouts shall be repaid to the Collections Account within one business day after the Servicer receives a monthly reimbursement of foreclosure advances from Fannie Mae, without regard to the amount actually reimbursed. Further, all

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Periodic Early Reimbursement Amounts for P&I Delinquency Advances and applicable to Mortgage Loans which have undergone a reclassification as provided in the Guide shall be repaid to the Collections Account within two business days of such reclassification.

However, following the occurrence of, and during the continuance of, a Stop Event that has not been waived by Fannie Mae, clauses (i) and (ii) above shall not apply and further, all reimbursements of Eligible Advances due from Fannie Mae shall be deposited directly into the Collections Account by Fannie Mae.

Servicer shall notify Fannie Mae in the event it determines that any Periodic Early Reimbursement Amount relates to an advance other than an Eligible Advance. In addition, Fannie Mae shall provide Servicer with a monthly report listing any Periodic Early Reimbursement Amounts outstanding on advances it has determined to be ineligible, including any relating to loans more than one hundred twenty (120) days past their Final Liquidation Date. Servicer shall deposit any such amounts into the Collections Account within 15 calendar days after the date of such determination or report, regardless of whether recoveries have actually been collected.

If the amount in the Collections Account exceeds the Aggregate Early Reimbursement Amount (“Over Collection”), then simultaneously with the first to occur of the payment of the next Periodic Early Reimbursement Amount or the commencement of the Recoupment Period, the Over Collection amount shall be applied to reduce the Aggregate Early Reimbursement Amount outstanding. Any amount by which the Over Collection exceeds such Aggregate Early Reimbursement Amount will be returned to the Servicer within five business days following the date the Aggregate Early Reimbursement Amount is reduced to zero.

MONTHLY SETTLEMENTS / SETTLEMENT DATES:

On the third business day of each month, Fannie Mae shall notify Servicer of the Early Reimbursement Compensation amount. On the fifth business day of each calendar month, Servicer shall fund to an account designated by Fannie Mae the Early Reimbursement Compensation. Such date shall be deemed a “Settlement Date.”

In the event that Fannie Mae does not timely receive such funding, on the following business day Fannie Mae may withdraw an amount equal to such unpaid Early

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Reimbursement Compensation directly from the Collections Account prior to the calculation of the Periodic Early Reimbursement Amount for that month. Such withdrawal will not avoid the occurrence of a Stop Event.

Following the occurrence of, and during the continuance of, a Stop Event that has not been waived by Fannie Mae, a Settlement Dates shall occur with such frequency (e.g., weekly or daily) as Fannie Mae shall direct.

EARLY REIMBURSEMENT COMPENSATION:	In consideration of Fannie Mae’s reimbursing to Servicer Eligible Advances earlier than as provided under the MSSC and Guide, the Servicer will pay Fannie Mae a monthly compensation amount equal to the aggregate amount obtained by daily application of the Compensation Rate to the amount of the Aggregate Early Reimbursement Amount on a 360 day per year basis for the actual number of days elapsed since the prior Settlement Date (or, with respect to the first Settlement Date following the Closing Date, since the Closing Date). The Servicer will pay the Early Reimbursement Compensation to Fannie Mae on each Settlement Date.

COMPENSATION RATE:	250 basis points over One-Month LIBOR. LIBOR will be set as of the last business day of the second month preceding the month in which the Settlement Date occurs. (For example, if the Settlement Date is August 3rd, LIBOR will be as of the last business day in June.) Notwithstanding the foregoing, the Compensation Rate shall be 350 basis points over One-Month LIBOR on Eligible Advances related to those mortgage servicing rights acquired by Servicer from a) Bank of America, National Association on or about January 31, 2013 (including BANA Legacy Servicing Advances), and b) GMAC Mortgage, LLC on or about January 31, 2013 (including GMACM Legacy Servicing Advances).

FACILITY RENEWAL/AMENDMENT FEE:	On the Closing Date Servicer shall pay 0.500% per annum of the Early Reimbursement Amount Limit. If extended or renewed in writing by Fannie Mae and Servicer, 0.500% per annum of the Early Reimbursement Amount Limit shall thereafter be payable as a renewal fee on the first business day after such renewal date. If the Early Reimbursement Amount Limit is increased, 0.500% of the additional amount shall be payable as an Amendment Fee on the first business day following the effective date of the increase and pro rated from such effective date to the scheduled end of the Early Reimbursement Period.

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CLOSING DATE:	April 1, 2014

RECOUPMENT:	Periodic Early Reimbursement Amounts shall be recouped by Fannie Mae primarily through Collections, however the Servicer can pay any or all outstanding amounts due at any time, and is obligated to pay, if applicable, the outstanding Aggregate Early Reimbursement Amount on or prior to the completion of an eighteen (18) month period starting on the earlier of (i) the first day of the month following the end of the Early Reimbursement Period or (ii) the occurrence of a Stop Event. Such eighteen (18) month period is referred to herein as the “Recoupment Period.”

STOP EVENTS:	Unless otherwise waived by Fannie Mae, Stop Events are as follows:

	1.	Failure of Servicer to comply with the terms or conditions of this EAR Agreement and such failure continues for 1 business day, specifically including but not limited to,

		a.	Failure of the Servicer to pay any Early Reimbursement Compensation amount or any Deficiency Amount when due.

		b.	Failure of the Servicer to deposit Collections into the Collection Account by 6:00 pm ET on the second business day following the receipt thereof by Servicer.

		c.	Failure of the Servicer to repay in a timely manner any portion of the Aggregate Early Reimbursement Amount relating to an advance that is not an Eligible Advance.

	2.	Failure of the Servicer to be an approved Fannie Mae Servicer.

	3.	Occurrence of a change in the Servicer’s organization as described in the Part I, Chapter 2, Section 204 of the Guide.

	4.	Failure of the Servicer to resolve a material Due Diligence issue within 30 business days of notification, unless the parties mutually agree to extend such cure period, it being understood that (a) Fannie Mae has the option to suspend funding of Periodic Early Reimbursement Amounts while a material Due Diligence issue remains unresolved, even if no Stop Event has occurred, and (b) Fannie Mae will act in good faith to determine materiality of Due Diligence issues.

	5.	Insolvency, Receivership or Bankruptcy of the Servicer, as established by a court of competent jurisdiction.

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6.	Failure of the Servicer to submit any required Reports or other reporting and such failure continues for 5 business days

7.	The occurrence of an Event of Default by the Servicer under any Master Agreement or the MSSC, as applicable, which has not been waived or cured as may be allowed under such agreement or contract, if applicable.

8.	Failure by the Servicer to deposit into the Designated Account all principal and interest as provided herein; provided, however, that such failure shall be subject to a cure period of one business day; provided, further, however, that such cure period shall be unavailable if such failure occurs more than once in any four-month period or more than twice in any twelve-month period.

9.	The Aggregate Early Reimbursement Amount is zero.

10.	120 days after written notice by Fannie Mae.

11.	The earlier of 120 days or such earlier date as set forth in such Proceeding following written notice by Fannie Mae or Servicer, as applicable, that either Fannie Mae or Servicer, as applicable, becomes subject to any order, or litigation, claim, action, suit, arbitration, inquiry, proceeding, investigation or similar proceeding initiated by a governmental authority (a “Proceeding”) which impairs such party’s ability to discharge its obligations hereunder in any material respect.

Upon occurrence of a Stop Event not waived by Fannie Mae, the Early Reimbursement Period may be terminated.

Upon the occurrence of a subsection 10 or 11 Stop Event, Fannie Mae shall cooperate in good faith and reasonably assist the Servicer should the Servicer elect to seek alternative financing for some or all of the (i) outstanding Periodic Early Reimbursement Amounts and (ii) future P&I Delinquency Advances, T&I Escrow Advances and Corporate Servicing Advances required to be made by the Servicer under each of the Agreements.

DUE DILIGENCE REQUIREMENTS:	Fannie Mae has the right to perform due diligence activities related to Eligible Advances and Periodic Early Reimbursement Amounts prior to the Closing Date and at any such time thereafter (“Due Diligence”). Promptly upon Fannie Mae’s (or its agent’s) request, the Servicer is required to provide reasonable access to Servicer’s system’s and personnel, books and records whether stored in tangible or

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electronic form. Failure of the Servicer to provide such access will constitute a material Due Diligence issue and a Stop Event. Subject to an annual cap of $75,000, Servicer shall bear all reasonable out-of-pocket costs and expenses of Fannie Mae relating to a Due Diligence review of the Servicer’s activities hereunder, including without limitation third party vendor fees. Notwithstanding the foregoing, Servicer shall be responsible for all reasonable out-of-pocket costs and expenses of Fannie Mae, including without limitation third party vendor fees, relating to Due Diligence reviews applicable to the mortgage servicing rights which Servicer acquired from Bank of America, National Association on or about January 31, 2013, and such amounts shall not be subject to the annual cap.

In the event non-material issues are discovered during the Due Diligence process, the Servicer will be notified in writing by Fannie Mae or its agent and will have a reasonable amount of time to cure such issues. However, failure to cure will constitute a material Due Diligence event.

SERVICING TRANSFER:	Unless consented to in a writing by Fannie Mae specifically referencing this EAR Agreement, no servicing of Mortgage Loans for which there exists any outstanding Periodic Early Reimbursement Amount shall be transferred to another servicer unless the Periodic Early Reimbursement Amount applicable to such Mortgage Loan is deposited into the Collections Account, or the Servicer otherwise makes a payment to Fannie Mae in an amount equal to such Periodic Early Reimbursement Amount.

FANNIE MAE SERVICING REQUIREMENTS:	Except as specifically set forth herein, entering into this EAR Agreement does not alter or diminish any obligations or duties required of the Servicer according to the MSSC and the Fannie Mae Selling and Servicing Guides, as applicable.

ASSIGNMENT:	Neither Fannie Mae nor the Servicer may assign, transfer or participate its rights under this EAR Agreement.

TERMINATION:

Fannie Mae may terminate this EAR Agreement:

(i) after the Early Reimbursement Period is completed or ended;

(ii) when the Aggregate Early Reimbursement Amount is zero; or

(iii) on the occurrence of a Stop Event not waived by Fannie Mae.

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Any termination hereunder shall be effective on the earlier of the expiration of any applicable Recoupment Period, or the date the Aggregate Early Reimbursement Amount is zero

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SCHEDULE 1

Original Advancing Servicer or Originator	SSID Number	Transfer Date
Bank of America, N.A.	261840154 261840197 261847000 261840200 261840812	April 1, 2013 May 1, 2013 June 1, 2013 September 1, 2013 December 1, 2013

GMAC Mortgage, LLC	261840111 261840120 261840138 261840146 261840804 261840855	January 31, 2013

Flagstar Capital Markets Corporation	261840103	January 1, 2013

National City Bank and National City Mortgage Services	261840057	November 1, 2009

Bank United	261840049	April 1, 2009

Hayhurst Mortgage, Inc	261840073	February 1, 2010

Option One	261840022	July 1, 2008

Franklin Bank	261840065	December 1, 2009

Green Tree Servicing LLC	261840006	N/A

Advances made by Servicer relating to Mortgage Loans in each of the above referenced acquired portfolios after the applicable Transfer Date shall be Eligible Advances.

GreenTree Restated EAR Agreement - Final

EAR

SCHEDULE 2

Original Advancing Servicer	Legacy Advance Type; Early Reimbursement rate	Transfer Date
Bank of America, N.A.	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	April 1, 2013 May 1, 2013 June 1, 2013 September 1, 2013 December 1, 2013

GMAC Mortgage, LLC	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	January 31, 2013

Flagstar Capital Markets Corporation	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	January 1, 2013

National City Bank and National City Mortgage Services	P&I Delinquency Advance: 100% T&I Escrow Advances: 80% Corporate Servicing Advances: 80%	November 1, 2009

GreenTree Restated EAR Agreement - Final

EAR

SCHEDULE 3

(Advance Request Form)

For the [Month/Day/Year] [EAR/SUB] funding, ABC Mortgage Company submitted the following files. I certify that to the best of my knowledge these advances are all either borrower recoverable or 571 claimable expenses. Should it be determined that these advances are not recoverable or claimable, we will abide by the terms of the contract for repayment.

File Name	Number of Files Submitted	Total FNMA Advance Amount	Advance Dates From	Advance Dates To	Bank Name	Account#	Routing#
P&I Advance Detail
Corp/Escrow Advance Detail

Total

[Name]

[Title] (Must be an Officer of the company)

[Company]

GreenTree Restated EAR Agreement - Final

EAR

SCHEDULE 4

(EAR Data Dictionary)

GreenTree Restated EAR Agreement - Final

EAR

Advance Solution Data Dictionary

GreenTree Restated EAR Agreement - Final

EAR

Confidential Fannie Mae Document, Please Obtain Approval for Distributing
The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	1

GreenTree Restated EAR Agreement - Final

EAR

Advance Solutions Data Dictionary

Table of Contents

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

SAAS Required Elements	Report Name	Event	Required Naming convention:
65	Corporate and Escrow Advance Detail - SRA E3 ID #1	Legacy and On-going Fundings; withdrawals from Advance Reserve Account	CorpTIAdv_Daily_<Servicer Name>_<MMDDYYYY>.csv

19	Corporate and Escrow Recovery Detail - SRA E3 ID #2	Reporting Recoveries/deposits	CorpTIRecovery_Daily_<Servicer Name>_<MMDDYYYY>.csv

19	P&I Advance Detail - SRA E3 ID #3	Legacy and On-going Fundings; withdrawals from Gross Service Fee Account	AdvDetail_Daily_<Servicer Name>_<MMDDYYYY>.csv

19	P&I Recoveries Detail - SRA E3 ID #4	Reporting Recoveries/deposits	Recovery_Daily_<Servicer Name>_<MMDDYYYY>.csv

17	P&I Loans Brought Current - SRA E3 ID #5	Reporting	LoanCurrent_Monthly_<Servicer Name>_<MMDDYYYY>.csv

17	Trial Balance - SRA E3 ID #6	Reporting	TrialBal_Weekly_<Servicer Name>_<MMDDYYYY>.csv

11	571 Claims - SRA E3 ID #7	Reporting	ClaimsFile_Daily_<Servicer Name>_<MMDDYYYY>.csv

28	Daily Collections Detail - SRA E3 ID #8	Reporting	DailyCollection_Daily_<Servicer Name>_<MMDDYYYY>.csv

20	Delinquency Detail - SRA E3 ID #9	Reporting	DeliDetail_Weekly_<Servicer Name>_<MMDDYYYY>.csv

16	Interest shortfall - SRA E3 ID #10	Reporting	IntShortfall_Monthly_<Servicer Name>_<MMDDYYYY>.csv

18	Loan Population / Boarding File - SRA E3 ID #11	Transfer Recon and Legacy Fundings	BoardingFile_Daily_<Servicer Name>_<MMDDYYYY>.csv

12	P&I Draft Summary - SRA E3 ID #12	Reporting	DraftSummary_Weekly_<Servicer Name>_<MMDDYYYY>.csv

32	Remittance Detail - SRA E3 ID #13	Reporting	RemitDetail_Daily_<Servicer Name>_<MMDDYYYY>.csv

8	Invoice Data - SRA E3 ID #20	Reporting	Invoice_Daily_<Servicer Name>_<MMDDYYYY>.csv

9	Aged Balance Detailed Review - SRA E3 ID #14	Reporting	Aged_Balance_Report_<Servicer Name>_<Program Type>_<MMDDYYYY>.csv
293

*	Files must be tab delimited.csv format or flat text format
*	Header rows are not case sensitive

GreenTree Restated EAR Agreement - Final

EAR

Confidential Fannie Mae Document, Please Obtain Approval for Distributing
The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	2

GreenTree Restated EAR Agreement - Final

EAR

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Corporate and Escrow Advance Detail - SRA E3 ID #1	Additional Requirements:

File Type:	Tab delimited csv file	Escrow: One record per transaction

File Name:	CorpTIAdv_Daily_<Servicer Name>_<MMDDYYYY>.csv	Corp: One record per 571 code per transaction

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

65
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be or SUB

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Advance Date Incurred	Date servicer required advance	<MM/DD/YYYY>

X	FNMA Advance Date	Date Servicer is requesting funding for advance	<MM/DD/YYYY>	Reject

X	Advance Type	For allowable Advance/Recovery Types please refer to SRA Exhibit C10-2: Advance Types	<TEXT>	Reject	For allowable Advance/Recovery Types please refer to SRA Exhibit C10-2: Advance Types

X	FNMA Trans Code	For allowable FNMA Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types	<TEXT>	Reject	For allowable FNMA Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types

X	Servicer Trans Code	For allowable Servicer Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types	<TEXT>		For allowable Servicer Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types

X	Servicer Advance Amount	Total amount advanced within reporting cycle	<Number as Decimal> <#########.##>		Cannot be NULL or zero

X	Transaction Amount Advanced	Servicer advance amount Itemized by 571 code	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	FNMA Advance Rate	FNMA advance rate	<Number as Decimal> <#########.##>	Reject	Cannot exceed 100% Cannot be NULL or zero

X	FNMA Advance Amount	Legacy funding amount; amount withdrawn from Advance Reserve Account	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	3

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Corporate and Escrow Recovery Detail - SRA E3 ID #2	Additional Requirements:

File Type:	Tab delimited csv file	Escrow: One record per transaction

File Name:	CorpTIRecovery_Daily_<Servicer Name>_<MMDDYYYY>.csv	Corp: One record per 571 code per transaction
* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

19
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	SUB	<TEXT>	Reject	Must be SUB

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Date Received Payment	Date servicer received payment	<MM/DD/YYYY>

X	FNMA Recovery Date	Date the recovery is deposited into FNMA bank account	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Recovery Type	For allowable Advance/Recovery Types please refer to SRA Exhibit C10-2: Advance Types	<TEXT>	Reject	For allowable Advance/Recovery Types please refer to SRA Exhibit C10-2: Advance Types

X	FNMA Trans Code	For allowable FNM Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types	<TEXT>	Reject	For allowable FNM Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types

X	Servicer Trans Code	For allowable Servicer Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types	<TEXT>		For allowable Servicer Trans Codes please refer to SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types

X	Total Recovery Amount	Total amount of recovery - total for the date	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Servicer Amount Recovered	Total amount of the transaction itemized by 571 code	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	FNMA Advance Rate	FNMA advance rate	<Number as Decimal> <#########.##>	Reject	Cannot exceed 100% Cannot be NULL or zero

X	FNMA Amount Recovered	Amount deposited into the Corp/Escrow Recoveries Account	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	4

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	P&I Advance Detail - SRA E3 ID #3	Additional Requirements:

File Type:	Tab delimited csv file	One record per advance type

File Name:	AdvDetail_Daily_<Servicer Name>_<MMDDYYYY>.csv	Fundings for SSPI, G Fees, Excess Svc Fee, LPMI, PPIS

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

19
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	SUB	<TEXT>	Reject	Must SUB

X	Advance Type	For allowable Advance/Recovery Types please refer to Data Dictionary Legend	<TEXT>	Reject	For allowable Advance/Recovery Types please refer to Data Dictionary Legend

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Remittance type	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Advance Date	Date Servicer is requesting funding for advance	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Advance Amount	Amount needed for the draft or advance, Legacy or On-going funding amount; month end advance position; amount withdrawn from the Gross Service Fee Account	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Scheduled P&I Payment	Scheduled Principal and Interest less Service fee due at Remittance	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero
	Interest Type	The type of interest rate structure used to amortize loan <Fixed / ARM / NegAm, IO, Balloon, Other>	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Interest Only in Reporting Month	Identify if loan is I/O loan; Y or N	TEXT

X	Current Interest Rate	The decimal equivalent of the interest rate that is presently being used on the loan to calculate monthly payments	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Loan Term	The number of months used to fully amortize the loan	<Number>	Reject	Cannot be NULL or zero
	GFee Advance Amount	GFee Advance Amount	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Excess Service Fee Advance Amount	Excess Service Fee Advance Amount	<Number as Decimal> <#########.##>
	LPMI Advance Amount	LPMI Advance Amount	<Number as Decimal> <#########.##>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	5

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	P&I Recoveries Detail - SRA E3 ID #4	Additional Requirements:

File Type:	Tab delimited csv file	One record for each transaction posted

File Name:	Recovery_Daily_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

19
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be Must be SUB

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Date Payment Received	Date payment was received by servicer	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Total Payment Received	Total transaction amount posted to the loan (ties to clearing account)	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Total P&I Collections	Per transaction, pays down advance (net interest)	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	FNMA Recovery Date	Date the recovery is deposited into FNMA bank account	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Recovery Type	For allowable Advance/Recovery Types please refer to Data Dictionary Legend	<TEXT>	Reject	Must be allowable Recovery Type. See DD Legend.

X	FNMA Amount Recovered	Amount deposited into the P&I Recoveries Account	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero
	Total Gfee Collections	Total Gfee Collections	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Total Excess Service Fee Collections	Total Excess Service Fee Collections	<Number as Decimal> <#########.##>
	GFee Recovered	Total amount of Gfee recovered within reporting cycle	<Number as Decimal> <#########.##>
	Excess Service Fee Recovered	Total amount of Excess Service Fee recovered within reporting cycle	<Number as Decimal> <#########.##>
	Posted Date	Posted Date	<MM/DD/YYYY>
	LPMI Recovered	LPMI Recovered	<Number as Decimal> <#########.##>
	Foreclosure Reimbursements	Foreclosure Reimbursements	<Number as Decimal> <#########.##>
	P&I Price Adjusments	P&I Price Adjusments	<Number as Decimal> <#########.##>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	6

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	P&I Loans Brought Current - SRA E3 ID #5	Additional Requirements:

File Type:	Tab delimited csv file	One record per loan

File Name:	LoanCurrent_Monthly_<Servicer Name>_<MMDDYYYY>.csv
* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

17
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB or SUB	<TEXT>	Reject	Must be SUB

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Date Payment Received	Date payment was received by servicer	<MM/DD/YYYY>	Reject	Cannot be NULL

X	P&I Recovered	Total amount of P&I recovered within reporting cycle	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Principal Recovered	Total amount of principal recovered within reporting cycle	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Interest Recovered	Total amount of interest recovered within reporting cycle	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero
	Gfee Recovered	Total amount of Gfee recovered within reporting cycle	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Service Fee Recovered	Service Fee Recovered	<Number as Decimal> <#########.##>
	Excess Service Fee Recovered	Total amount of Excess Service Fee recovered within reporting cycle	<Number as Decimal> <#########.##>
	LPMI Recovered	LPMI Recovered	<Number as Decimal> <#########.##>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	7

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Trial Balance - SRA E3 ID #6	Additional Requirements:

File Type:	Tab delimited csv file	One record per loan

File Name:	TrialBal_Weekly_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

17
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be Must be SUB

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	P&I Advance Balance	Total outstanding P&I advance balance (net interest)	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Corp Advance Balance	Total outstanding corp advance balance	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Escrow Advance Balance	Total outstanding Escrow advance balance	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Total Advance Balance	Total outstanding advance balance (P&I + Escrow/Corp)	<Number as Decimal> <#########.##>	Reject	Cannot be NULL
	Excess Service Fee Advance Balance	Total Excess Service Fee Advance Amount	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Gfee Advance Balance	Total outstanding Gfee advance balance	<Number as Decimal> <#########.##>
	Service Fee Advance Balance	Total outstanding Service Fee advance balance	<Number as Decimal> <#########.##>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	8

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	571 Claims - SRA E3 ID #7	Additional Requirements:

File Type:	Tab delimited csv file	One record per claim filed

File Name:	ClaimsFile_Daily_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

11
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be Must be SUB

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Claim Amount	Total Amount of the claim submitted to AMN	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	9

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Daily Collections Detail - SRA E3 ID #8	Additional Requirements:

File Type:	Tab delimited csv file	One record per transaction posted, reversals are negative

File Name:	DailyCollection_Daily_<Servicer Name>_<MMDDYYYY>.csv	* Report balances to bank activity (Clearing, P&I, T&I)

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

28
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be Must be SUB

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Date Payment Received	Date payment was received by servicer	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Total Payment Received	Transaction amount posted (ties to clearing account)	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Total P&I Collections	Total Principal and Net Interest Collected (ties to custodial account)	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Total T&I Collections	Escrow amount posted for transaction (ties to T&I custodial account)	<Number as Decimal> <#########.##>		Cannot be NULL

	Suspense Amount	Payment received from borrower that is short of expected payment and not applied to the loan	<Number as Decimal> <#########.##>		Cannot be NULL

	Late Charges	Late charges applied to loan for transaction	<Number as Decimal> <#########.##>		Cannot be NULL

X	Gross Interest	Gross interest amount collected for transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL; Can be zero

X	Net Interest	Current month’s interest due less Servicing Fees	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Service Fee Rate	Decimal equivalent of the service fee rate based on the servicing agreement	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Service Fee Amount	GROSS Service Fee amount collected for transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL
	Pre-Paid Principal	Pre-paid principal collected for transaction	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Pre-Paid Interest	Pre-paid interest collected for transaction	<Number as Decimal> <#########.##>
	Pre-Paid Service Fee	Pre-paid service fee collected for transaction	<Number as Decimal> <#########.##>
	Paid In Full Principal	Principal applied on paid in full loan for the current reporting period	<Number as Decimal> <#########.##>

X	Paid In Full Interest	Interest applied on paid in full loan for transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL; Can be zero

X	Curtailment	Unscheduled prin applied to reduce UPB for transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	10

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Daily Collections Detail - SRA E3 ID #8 CONT’D

SAAS Required	Business Name	Description	Allowable Values	SAAS Action	Data Quality Check
	Excess Service Fee Rate	Decimal equivalent of excess fee that servicer is charging FNMA. (Service Fee rate -FNMA agreed Service Fee rate)	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Excess Service Fee Amount	Excess Service Fee Amount	<Number as Decimal> <#########.##>		Cannot be Null
	IO Strip	IO Strip	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Gfee Rate	Decimal equivalent of fee FNMA charges investor to guarantee the performance of the loans in a given pool	<Number as Decimal> <#########.##>
	Gfee Amount	Guarantee fee amount remitted or due to FNMA	<Number as Decimal> <#########.##>
	Delinquent Excess Service Fee	Excess Service Fee amount due per payment	<Number as Decimal> <#########.##>
	Delinquent Gfee	Guarantee Fee amount due per payment	<Number as Decimal> <#########.##>
	LPMI Amount	Dollar amount of lender paid insurance	<Number as Decimal> <#########.##>
	LPMI Rate	Decimal percentage of portion of mortgage insurance paid by the lender	<Number as Decimal> <#########.##>
	Paid In Full Excess Service Fee	Paid In Full Excess Service Fee collected for transaction	<Number as Decimal> <#########.##>
	Paid In Full Gfee	Paid In Full Gfee collected for transaction	<Number as Decimal> <#########.##>
	Paid In Full Service Fee	Paid In Full Service Fee collected for transaction	<Number as Decimal> <#########.##>
	Pre-Paid Excess Service Fee	Pre-Paid Excess Service Fee collected for transaction	<Number as Decimal> <#########.##>
	Pre-Paid Gfee	Pre-Paid GFee Fee collected for transaction	<Number as Decimal> <#########.##>
	Loan Repurchases	Loan Repurchases	<Number as Decimal> <#########.##>

X	Interest on Curtailment Adj		<Number as Decimal> <#########.##>		Cannot be Null

X	Paid In Full Interest Adjustment		<Number as Decimal> <#########.##>		Cannot be Null

X	Principal		<Number as Decimal> <#########.##>		Cannot be Null

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	11

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Delinquency Detail - SRA E3 ID #9	Additional Requirements:

File Type:	Tab delimited csv file	One record for each delinquent payment

File Name:	DeliDetail_Weekly_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

20
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Delinquent P&I	Cumulative delinquent principal & interest	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Delinquent Principal	Cumulative delinquent principal	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Delinquent Interest	Net Interest due per payment	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Delinquent Service Fee	Cumulative service fee that is delinquent	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Delinquent Months	Number of months of delinquent	<Number>	Reject	Cannot be NULL

	Interest Type	The type of interest rate structure used to amortize the loan <Fixed / ARM / NegAm, IO, Balloon, Other>	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Interest Only in Reporting Month	Identify if loan is I/O loan; Y or N	TEXT

X	Current Interest Rate	The decimal equivalent of the interest rate that is presently being used on the loan to calculate monthly payments.	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Loan Term	The number of months used to fully amortize the loan	<Number>	Reject	Cannot be NULL

	Excess Service Fee Rate	Decimal equivalent of excess fee that servicer is charging FNMA. (Servicer Fee rate -FNMA agreed Servicer Fee rate)	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	IO Strip	IO Strip	<Number as Decimal> <#########.##>
	Delinquent Excess Service Fee	Excess Service Fee amount due per payment	<Number as Decimal> <#########.##>
	Delinquent Gfee	Guarantee Fee Amount due per payment	<Number as Decimal> <#########.##>
	Delinquent LPMI	Delinquent LPMI	<Number as Decimal> <#########.##>
	Loan Modified	Loan Modified	<TEXT>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	12

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Interest shortfall - SRA E3 ID #10	Additional Requirements:

File Type:	Tab delimited csv file	One record per loan

File Name:	IntShortfall_Monthly_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

16
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be Must be SUB

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>		Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remiitance Type. See DD Legend

X	Curtailment Adjustment	Interest shortfall caused from scheduled vs. actual interest collected	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Curtailment	Unscheduled prin applied to reduce UPB for transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Scheduled P&I Payment	Scheduled amount of P&I due at remit	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Scheduled Principal	Scheduled amount of principal due at remit	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Scheduled Interest	Scheduled amount of interest due at remit	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Interest Type	The type of interest rate structure used to amortize the loan <Fixed / ARM / NegAm, IO, Balloon, Other>	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Current Interest Rate	The decimal equivalent of the interest rate that is presently being used on the loan to calculate monthly payments	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

	PPIS	Pre-Paid Interest Shortfall	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Payoff Effective Date	Payoff Effective Date	<MM/DD/YYYY>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	13

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Loan Population / Boarding File - SRA E3 ID #11	Additional Requirements

File Type:	Tab delimited csv file	One record per loan

File Name:	BoardingFile_Daily_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

18
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be Must be SUB

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remittance Type. See DD Legend

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Delinquent Principal	Cumulative delinquent principal at transfer	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Delinquent Interest	Interest due on loan at transfer	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Delinquent Service Fee	Cumulative service fee that is delinquent at transfer	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	P&I Advance Balance	Legacy P&I advance balance at transfer	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Corp Advance Balance	Legacy Corp advance balance at transfer	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Escrow Advance Balance	Legacy Escrow advance balance at transfer	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Total Advance Balance	Total outstanding advance balance (P&I + Escrow/Corp)	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Gfee Rate	Decimal equivalent of fee FNMA charges investor to guarantee the performance of the loans in a given pool	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	LPMI Rate	Decimal percentage of portion of mortgage insurance paid by the lender	<Number as Decimal> <#########.##>
	Excess Service Fee Rate	Decimal equivalent of excess fee that servicer is charging FNMA. (Servicer Fee rate -FNMA agreed Servicer Fee rate)	<Number as Decimal> <#########.##>

	Transfer Date	Date Loan was Transferred from Legacy Servicer to New Servicer	<MM/DD/YYYY>		Cannot be NULL

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	14

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	P&I Draft Summary - SRA E3 ID #12

File Type:	Tab delimited csv file

File Name:	DraftSummary_Weekly_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

12
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be Must be SUB

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Draft Date	Date FNMA drafts remittance amount	<MM/DD/YYYY>	Reject	Cannot be NULL

	Reclass DLRS Credits	Reclass DLRS Credits	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	MBS P&I Draft Amount	Total MBS Draft Amount	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	MRS P&I Draft Amount	Total MRS Draft Amount	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	MBS P&I Advance Amount	Total MBS Advance Amount	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	MRS P&I Advance Amount	Total MRS Advance Amount	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	MBS Trust Acct Balance	Total MBS Collections	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	MRS Trust Acct Balance	Total MRS Collections	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Excess Service Fee Advance Amount	Total Excess Service Fee Advance Amount	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Excess Service Fee Collections	Total Excess Service Fee Collections	<Number as Decimal> <#########.##>
	Excess Service Fee Draft Amount	Total Excess Service Fee Draft Amount	<Number as Decimal> <#########.##>
	Excess Service Fee Pool/Loan Level Variance	Variance between loan level remittance detail and draft total (<1%)	<Number as Decimal> <#########.##>
	Gfee Advance Amount	Total Gfee Advance Amount	<Number as Decimal> <#########.##>
	Gfee Collections	Total Gfee Collections	<Number as Decimal> <#########.##>
	Gfee Draft Amount	Total Gfee Draft Amount	<Number as Decimal> <#########.##>
	Gfee Pool/Loan Level Variance	Variance between loan level remittance detail and draft total (<1%)	<Number as Decimal> <#########.##>
	MRS Pool/Loan Level Variance	Variance between loan level remittance detail and draft total (<1%)	<Number as Decimal> <#########.##>
	MBS Pool/Loan Level Variance	Variance between loan level remittance detail and draft total (<1%)	<Number as Decimal> <#########.##>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	15

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Remittance Detail - SRA E3 ID #13	Additional Requirements:

File Type:	Tab delimited csv file	One record per loan as of FNMA reporting cycle cut off

File Name:	RemitDetail_Daily_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

32
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Master Servicer Number	9 digit Master Servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Previous Servicer Number	Legacy servicer’s FNMA seller/servicer ID	<TEXT>	Reject	Must be nine digits; Cannot be NULL

X	Program Type	Must be SUB	<TEXT>	Reject	Must be SUB

X	FNMA Status Code	Must be FNMA Status Code. See DD Legend	<TEXT>	Reject	Must be allowable FNMA Status Code. See DD Legend

	Branch ID	FNMA Branch ID identifier	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Investor Number	Number used to associate pool of loans with an investor	<TEXT>	Reject	Cannot be NULL

X	Effective Date	As of date - indicating when data was generated	<MM/DD/YYYY>	Reject	Cannot be NULL

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	Servicer Loan Number	Loan number assigned by servicer	<TEXT>

X	FNMA Remittance Type	Servicer Principal and Interest Remittance Schedule based on the Servicing Agreement	<TEXT>	Reject	Must be allowable FNMA Remittance Type. See DD Legend

X	FNMA Remittance Amount	Loan level amount remitted to FNMA	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Beginning UPB	UPB prior to transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Current UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Last Paid Installment Date	Date last installment was paid through	<MM/DD/YYYY>	Reject	Cannot be NULL

X	P&I Constant	Monthly Principal and Gross Interest Due	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Principal	Principal remitted or due	<Number as Decimal> <#########.##>	Reject	Cannot be NULL; Can be zero

X	Net Interest	Current month’s interest due less Servicing Fees	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Service Fee Rate	Decimal equivalent of the service fee rate based on the servicing agreement	<Number as Decimal> <#####.#####>	Reject	Cannot be NULL

X	Service Fee Amount	Amount due to Servicer as fee based on servicing agreement	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Gfee Rate	Decimal equivalent of fee FNMA charges investor to guarantee the performance of the loans in a given pool	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Gfee Amount	Guarantee fee amount remitted or due to fnma	<Number as Decimal> <#########.##>

X	LPMI	Decimal percentage of portion of mortgage insurance paid by the lender	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Interest on Curtailment Adj	Adjustment applied to curtailment	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Paid In Full Principal	Principal applied on paid in full loan for the current reporting period	<Number as Decimal> <#########.##>	Reject	Cannot be NULL; Can be zero

X	Paid In Full Interest	Paid in full interest remitted or due	<Number as Decimal> <#########.##>	Reject	Cannot be NULL; Can be zero

X	Paid In Full Interest Adjustment	Shortage in expected interest due to loan being paid in full	<Number as Decimal> <#########.##>	Reject	Cannot be NULL; Can be zero

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	16

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:    Remittance Detail - SRA E3 ID #13 CONT’D

SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Curtailment	Unscheduled principal applied to reduce UPB for transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	FNMA Remittance Date	Date Servicer remits funds to FNMA	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Current Scheduled UPB	Scheduled UPB after transaction	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Scheduled P&I Payment	Scheduled amount of P&I due at remit	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

	Interest Type	The type of interest rate structure used to amortize the loan <Fixed / ARM / NegAm, IO, Balloon, Other>	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Interest Only in Reporting Month	Identify if loan is I/O loan; Y or N	TEXT

X	Current Interest Rate	The decimal equivalent of the interest rate that is presently being used on the loan to calculate monthly payments.	<Number as Decimal> <#########.##>	Reject	Cannot be NULL or zero

X	Loan Term	The number of months used to fully amortize the loan	<Number>	Reject	Cannot be NULL

	Excess Service Fee Rate	Decimal equivalent of excess fee that servicer is charging FNMA. (Servicer Fee rate -FNMA agreed Servicer Fee rate)	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Excess Service Fee Amount	Excess Service Fee Amount	<Number as Decimal> <#########.##>
	IO Strip	IO Strip	<Number as Decimal> <#########.##>
	FNMA Status Code Effective Date	FNMA Status Code Effective Date	<MM/DD/YYYY>

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	17

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Invoice Data - SRA E3 ID #20	Additional Requirements:

File Type:	Tab delimited csv file	One record per loan

File Name:	Invoice_Daily_<Servicer Name>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

9	LOAN LEVEL INVOICE FILE
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Program Type	Must be SUB	<TEXT>	Reject	Must be allowable Program type SUB

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>		Must be 9 digits Cannot be NULL

	Servicer Loan Number	Loan number assigned by servicer	<TEXT>	Veri	If FNMA loan Number not NULL then validate servicer loan number against ADW. If no match then Veri If FNMA loan number is Null, then no DQ check

X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

X	FNMA Invoice Type	Must be allowable Invoice Type. Only 1 Invoice Type per file. See Invoice Type Legend	<TEXT>	Reject	Cannot be NULL. Must be one Invoice Type per file. Must be allowable Invoice Type. See Invoice Type Legend.

X	Servicer Invoice Number	Servicer assigned unique number. Only 1 Invoice Number per file.	<TEXT>	Reject	Cannot be NULL. Must be one invoice # per file

	Borrower Next Payment Due Date	Borrower’s scheduled next due date	<MM/DD/YYYY>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Borrower LPI Date	Borrower’s Last Paid Installment date	<MM/DD/YYYY>

X	Servicer Expense Incurred Date	Date that the Servicer incurred the expense	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Servicer Expense Reimbursement Request Date	Date Servicer is requesting reimbursement for expense. Only 1 Reimbursement Request Date per file.	<MM/DD/YYYY>	Reject	Cannot be NULL Cannot be multiple dates per file

X	FNMA Expense Code	Must be allowable FNMA Expense Code. See Expense Code Legend	<TEXT>	Reject	Cannot be NULL. Must be allowable Expense Code. See Expense Code Legend.

	Servicer Transaction Code	Servicer code assigned to identify transaction	<TEXT>

X	Servicer Transaction Expense Amount	Servicer expense amount Itemized by FNMA Expense Code	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Servicer Transaction Requested Amount	Servicer requested expense amount itemized by FNMA Expense Code	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	Servicer Transaction Check Number	Servicer check number used to disburse transactions	<TEXT>

X	Servicer Data file Type	Type of data contained in invoice file. Allowable values are ‘L’ for Loan Level or ‘S’ for Non-Loan Level	<TEXT>	Reject	Cannot be NULL Value must be ‘L’ or ‘S’ Cannot be multiple values per file

	Servicer Notes	Servicer comments	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	18

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Invoice Data - SRA E3 ID #20 CONT’D

8	NON-LOAN LEVEL INVOICE FILE
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check

X	Program Type	INV	<TEXT>	Reject	Must be allowable Program type (INV)

X	Sub-servicer Number	9 digit Sub-servicer number assigned by FNMA	<TEXT>	Reject	Must be 9 digits

Cannot be NULL

X	FNMA Invoice Type	Must be allowable Invoice Type. Only 1 Invoice Type per file. See Invoice Type Legend	<TEXT>	Reject	Cannot be NULL. Must be one Invoice Type per file. Must be allowable Invoice Type. See Invoice Type Legend.

X	Servicer Invoice Number	Servicer assigned unique number. Only 1 Invoice Number per file.	<TEXT>	Reject	Cannot be NULL. Must be one invoice # per file

X	Servicer Expense Incurred Date	Date that the Servicer incurred the expense	<MM/DD/YYYY>	Reject	Cannot be NULL

X	Servicer Expense Reimbursement Request Date	Date Servicer is requesting reimbursement for expense. Only 1 Reimbursement Request Date per file.	<MM/DD/YYYY>	Reject	Cannot be NULL Cannot be multiple dates per file

X	FNMA Expense Code	Must be allowable FNMA Expense Code. See Expense Code Legend	<TEXT>	Reject	Cannot be NULL.

	Servicer Transaction Code	Servicer code assigned to identify transaction	<TEXT>		Must be allowable Expense Code. See Expense Code Legend. This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Servicer Transaction Expense Amount	Servicer expense amount Itemized by FNMA Expense Code	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

	Servicer Transaction Requested Amount	Servicer requested expense amount itemized by FNMA Expense Code	<Number as Decimal> <#########.##>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

	Servicer Transaction Check Number	Servicer check number used to disburse transactions	<TEXT>

X	Servicer Data file Type	Type of data contained in invoice file. Allowable values are ‘L’ for Loan Level or ‘S’ for Non-Loan Level	<TEXT>	Reject	Cannot be NULL Value must be ‘L’ or ‘S’ Cannot be multiple values per file

	Servicer Notes	Servicer comments	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	19

Advance Solution Data Dictionary

*	Due Date and Frequency are defined in the Third Amended and Restated Strategic Relationship Agreement, SCHEDULE E3 Advance Solution Reporting and Certification Requirements

Report Name:	Aged Balance Detailed Review - SRA E3 ID #14	Additional Requirements:

File Type:	Tab delimited csv file	One record per loan

File Name:	Aged_Balance_Report_<Servicer Name>_<Program Type>_<MMDDYYYY>.csv

* All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

9
SAAS Required	Business Name	Business Description	SAAS Allowable Values	SAAS Action	SAAS Data Quality Check
X	FNMA Loan Number	Unique 10 digit loan number assigned by FNMA	<TEXT>	Reject	Must be valid FNMA loan number and must be in the transfer population

	Seller Servicer Number	9 digit Seller Servicer Number assigned by FNMA	<TEXT>	Veri	Must be 9 digits Cannot be NULL

	Portfolio	Seller Servicer Name associated with Seller Servicer Number	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

X	Loan Status	Must be FNMA Status Code. See DD Legend	<TEXT>	Veri	Cannot be NULL
	Liquidation Date	Date the loan liquidated	<MM/DD/YYYY>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process
	REO Disposition Date	Date the REO disposition occurred	<MM/DD/YYYY>

X	Property State	State the property is located within	<TEXT>	Veri	Cannot be NULL.

X	Aging Category	Must be allowable Aging Category. See DD Legend	<TEXT>	Reject	Cannot be NULL. Must be allowable Aging Category. See Aging Description Legend.

X	Aged Balance Amount	Amount that is considered Aged and due for repayment	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Trial Balance Amount	Amount that is currently the total Trial Balance	<Number as Decimal> <#########.##>	Reject	Cannot be NULL

X	Category	Must be allowable Category. See DD Legend	<TEXT>	Reject	Cannot be NULL. Must be allowable Category. See Aging Description Legend.

X	Reason Description	Must be allowabe Reason Description. See DD Legend	<TEXT>	Reject	Cannot be NULL. Must be allowable Reason Description. See Reason Description Legend.

X	Reason Code	Must be allowable Reason Code. See DD Legend		Reject	Cannot be NULL. Must be allowable Reason Code. See Reason Description Legend.

	Comments	Servicer comments	<TEXT>		This data element is not required by SAAS but can be populated without causing the file to reject the SAAS import process

Confidential Fannie Mae Document ***The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	20

Advance Solutions Data Dictionary * All variances to the Data Dictionary must be approved by the Fannie Mae Relationship Exec

Data Dictionary Legend - SAAS Allowable Values

FNMA Status Codes

Code	Description
0	Current/Active/Standard Default

00	Current/Active/Standard Default

12	Relief provisions

15	Bankruptcy/litigation

20	Referred for deed-in-lieu or assignment

30	Referred for foreclosure

59	Out of Portfolio (OOPs) repurchases

60	Liquidated - Payoff

65	Liquidated - Repurchase

66	Liquidated - MBS substitution

70	Liquidated - Held for sale

71	Liquidated - 3rd party sale/condemnation

72	Liquidated - Pending conveyance

74	Assigned to Federal Housing Administration (FHA)/ Veterans Administration (VA)

80	Liquidated - Sold to Private Label Security

90	Loan liquidated in error and read to book of business source system. Not representing an actual loan liquidation.

91	Dissolution. Loan erroneously entered on source system and required to be liquidated to remove from source systems.

99	Other/error

Corp/Escrow Advance/Recovery Types are defined in SRA Exhibit C10-2: Advance Types

Corp/Escrow FNM Trans Codes are defined in SRA Exhibit C10-1: Advance Reserve Account Allowed Transaction Types

Confidential Fannie Mae Document, Please Obtain Approval for Distributing The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	21

Advance Solutions Data Dictionary

Data Dictionary Legend - SAAS Allowable Values

Other Advance & Recovery Types (loan-level data)

Code	Report Type	Description
ADMIN	Other	Intentifies Admin Fees paid by Sub-servicer

AGED	Other	Identifies Aged Advance Balances paid by Sub-servicer

INCT	Other	Incentive

INV	Other	Invoice

REF	Other	Refund

DELMOD	PI	Delinquent modifications

DLRS	PI	Delinquent Loan Reclass - MBS

ESFEE	PI	Excess Service Fee transactions

ESFEES	PI	Excess Service Fee interest shortfall

FBO	PI	Foreclosure buy out

GFEE	PI	GFEE transactions

GFEES	PI	GFEE interest shortfall

LEGP	PI	Legacy Servicer P&I Advances

LPMI	PI	LPMI transactions

PPIS	PI	Prepaid Interest Shortfall

SCRA	PI	Soldiers and Sailors Buydown expenses

SSPI	PI	Description to be utilized on the SUB P&I Advance Detail Reports

FNMA Remittance Type

Code	Description
AA	Actual/Actual

SS	Scheduled/Scheduled

SA	Scheduled/Actual

MBS	Mortgage Backed Security

MRS	Mortgage Remittance System

RPM	Rapid Payment Method

EXP	Express

Confidential Fannie Mae Document, Please Obtain Approval for Distributing The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	22

Advance Solutions Data Dictionary

Data Dictionary Legend - SAAS Allowable Values

FNMA Invoice Expense Codes

FNMA Expense Code	Expense Name	Invoice Type
101	Loan boarding Fee	Self-Pay (Sub-Servicing Fees)

102	Subservicing Fees - Current Loans	Self-Pay (Sub-Servicing Fees)

103	Subservicing Fees - 30 to 59 days past due	Self-Pay (Sub-Servicing Fees)

120	Subservicing Fees – 60-539 days past due	Self-Pay (Sub-Servicing Fees)

125	Subservicing Fees – 540+ days past due	Self-Pay (Sub-Servicing Fees)

202	Interest on Escrow	Self-Pay

203	Interest on Hazard Insurance	Self-Pay

309	HARP Operational Expenses	Self-Pay

339	HAMP-Like Incentives	Self-Pay

340	Prior Servicer Claimable Expense – Not Collectible	Self-Pay

350	Terminated Lenders – Not Collectible	Self-Pay

360	Prior Servicer Claimed Expense - Collectible	Self-Pay

400	Incentive Compensation	Incentive Compensation

FNM Invoice Types

Invoice Type	Frequency
Self-Pay (Sub-Servicing Fees)	Monthly

Self-Pay	Monthly

Incentive Compensation	Quarterly

Confidential Fannie Mae Document, Please Obtain Approval for Distributing The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	23

Advance Solutions Data Dictionary

Data Dictionary Legend - SAAS Allowable Values

Aged Advances Reason Codes

Reason Code	Reason Description	Definition
1000	1000 - Claim in Submitted Status	Servicer has submitted the claim but the claim is still in submitted or acknowledged status.

2000	2000 - Supplemental Claim in Submitted Status	The initial claim was rejected or curtailed and the servicer has re-submitted .

3000	3000 - Servicer Expense	The servicer acknowledges this as a servicer expense and should be taking immediate action to repay Fannie Mae through recovery process.

4000	4000 - Pending NSO Review	No action can be taken to close the balance due to an issue that requires attention of Fannie Mae to resolve. (Examples of this include but are not limited to loans that may have issues with the cases in HSSN or where certain transaction are awaiting a decision.) These should be documented and reported to Fannie Mae Servicing Management for resolution.

5000	5000 - Legacy Servicer Expense	The aged advance is due to a prior servicer balance that transferred or an expense that was incurred due to servicing error. These items should be identified with the proper transaction code.

6000	6000 - Approved Aged Balance	Servicer has been granted a waiver or extension in writing by the NSO at Fannie Mae.

7000	7000 - Fannie Mae Expense	This aged advance has been identified as an item that should paid through the invoice billing process at Fannie Mae and should be paid back as a recovery by the servicer.

8000	8000 - Redemption Period Pending	Loan is in redemption state and servicer cannot file claim until the redemption period has expired.

9000	9000 - Approved Claim Pending Posting	The submitted claim that will close the aged balance has been approved or paid but the servicer has not had the ability to post the paid transactions to their system and therefore has not been able to record the recovery.

10000	10000 - Active Loan Status	The aged balance is for a loan that has been reactivated or the servicer is showing the loan in active status.

11000	11000 - Zero Aged Balance Loan	The servicer is not showing aged advances on their side and is disputing the amount. All items will be reviewed.

Confidential Fannie Mae Document, Please Obtain Approval for Distributing The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	24

Advance Solutions Data Dictionary

Data Dictionary Legend - SAAS Aged Balance Categories

Aging Description

Aging Category	Category	Period
AA Loan <=90 Days	AA Balances	<=90

AA Loan 1 Year	AA Balances	1 year

AA Loan 151-180 Days	AA Balances	151-180

AA Loan 181-365 Days	AA Balances	181-365

AA Loan 2 Years	AA Balances	2 years

AA Loan 3 Years	AA Balances	3 years

AA Loan 91-150 Days	AA Balances	91-150

AA Loan 31-60 Days	AA Balances	31-60

AA Loan 61-90 Days	AA Balances	61-90

AA Loan <=30 Days	AA Balances	<=30

Liq 30 Days	Liquidated Balances	30

Liq 31-60 Days	Liquidated Balances	31-60

Liq 61-90 Days	Liquidated Balances	61-90

Liq 91-120 Days	Liquidated Balances	91-120

Liq 121-150 Days	Liquidated Balances	121-150

Liq 151-180 Days	Liquidated Balances	151-180

Liq 181-365 Days	Liquidated Balances	181-365

Liq 1 Year	Liquidated Balances	1 year

Liq 2 Years	Liquidated Balances	2 years

Liq 3 Years	Liquidated Balances	3 years

QC - Liq 61-90 Days	QC Repurchase Balances	61-90

QC - Liq 30 Days	QC Repurchase Balances	30

QC - Liq 3 Years	QC Repurchase Balances	3 years

QC - Liq 2 Years	QC Repurchase Balances	2 years

QC - Liq 181-365 Days	QC Repurchase Balances	181-365

QC - AA Loan <=90 Days	QC Repurchase Balances	<=90

QC - Liq 121-150 Days	QC Repurchase Balances	121-150

QC - Liq 91-120 Days	QC Repurchase Balances	91-120

QC - AA Loan 91-150 Days	QC Repurchase Balances	91-150

QC - AA Loan 3 Years	QC Repurchase Balances	3 years

QC - AA Loan 2 Years	QC Repurchase Balances	2 years

QC - AA Loan 181-365 Days	QC Repurchase Balances	181-365

QC - AA Loan 151-180 Days	QC Repurchase Balances	151-180

QC - Liq/REO 30 Days	QC Repurchase Balances	30

QC - AA Loan 1 Year	QC Repurchase Balances	1 year

QC - Liq 151-180 Days	QC Repurchase Balances	151-180

QC - Liq 1 Year	QC Repurchase Balances	1 year

QC - Liq/REO 61-90 Days	QC Repurchase Balances	61-90

Confidential Fannie Mae Document, Please Obtain Approval for Distributing The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	25

Advance Solutions Data Dictionary

Data Dictionary Legend - SAAS Aged Balance Categories

Aging Description

Aging Category	Category	Period
QC - Zero UPB 3 Years	QC Repurchase Balances	3 years

QC - Zero UPB 2 Years	QC Repurchase Balances	2 years

QC - Zero UPB 181-365 Days	QC Repurchase Balances	181-365

QC - Zero UPB 151-180 Days	QC Repurchase Balances	151-180

QC - Zero UPB 1 Year	QC Repurchase Balances	1 year

QC - Zero UPB <=90 Days	QC Repurchase Balances	<=90

QC - Liq/REO 91-120 Days	QC Repurchase Balances	91-120

QC - Liq/REO 1 Year	QC Repurchase Balances	1 year

QC - Liq/REO 31-60 Days	QC Repurchase Balances	31-60

QC - Zero UPB 91-150 Days	QC Repurchase Balances	91-150

QC - Liq/REO 3 Years	QC Repurchase Balances	3 years

QC - Liq/REO 2 Years	QC Repurchase Balances	2 years

QC - Liq/REO 181-365 Days	QC Repurchase Balances	181-365

QC - Liq/REO 151-180 Days	QC Repurchase Balances	151-180

QC - Liq/REO 121-150 Days	QC Repurchase Balances	121-150

QC - Liq 31-60 Days	QC Repurchase Balances	31-60

Liq/REO 181-365 Days	REO Balances	181-365

Liq/REO 31-60 Days	REO Balances	31-60

Liq/REO 61-90 Days	REO Balances	61-90

Liq/REO 91-120 Days	REO Balances	91-120

Liq/REO 121-150 Days	REO Balances	121-150

Liq/REO 151-180 Days	REO Balances	151-180

Liq/REO 30 Days	REO Balances	30

Liq/REO 1 Year	REO Balances	1 year

Liq/REO 3 Years	REO Balances	3 years

Liq/REO 2 Years	REO Balances	2 years

Zero UPB 121-150 Days	Zero UPB Balances	121-150

Zero UPB 31-60 Days	Zero UPB Balances	31-60

Zero UPB 61-90 Days	Zero UPB Balances	61-90

Zero UPB 91-120 Days	Zero UPB Balances	91-120

Zero UPB 1 Year	Zero UPB Balances	1 year

Zero UPB 3 Years	Zero UPB Balances	3 years

Zero UPB 181-365 Days	Zero UPB Balances	181-365

Zero UPB 2 Years	Zero UPB Balances	2 years

Zero UPB 151-180 Days	Zero UPB Balances	151-180

Zero UPB 91-150 Days	Zero UPB Balances	91-150

Zero UPB <=90 Days	Zero UPB Balances	<=90

Confidential Fannie Mae Document, Please Obtain Approval for Distributing The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	26

Advance Solutions Data Dictionary

Subservicing Summary

Servicer:	IBM - Seterus	Invoice To:	Fannie Mae
	3039 Cornwallis Road		14221 Dallas Parkway, Suite 1000
	Research Triangle Park, NC. 27709		Dallas, TX 75254
Customer 7324875 Contract LBAAAAF

Servicer Contact:	Lisa Muttoni Financial	Fannie Mae Contact:	John Shively
	Analyst Phone:		972-656-2986
	720-396-7471	Invoice Submitted To:	special_assets_invoicing@fanniemae.com
	Email: lisa.j.muttoni@us.ibm.com	CC:	john_shively@fanniemae.com

Invoice Date:	MM/DD/YYYY
Invoice Number:	XXX
Services Period:	MM,YYYY
PO #	N/A Payment
Terms	XXX
Late Payment Fees may apply per Sch X Sec X

EXPENSE AMOUNT

FEES	SUB-SERVICING FEES
	See Data Dictionary		$—
$—
$—
$—

	Sub-Total:		$—

REIMBURSEMENTS	SELF-PAY FEES
	See Data Dictionary		$—
$—
$—
$—
$—
$—

	Sub-Total: INCENTIVE		$—

COMPENSATION
	See Data Dictionary		$—

	TOTAL DUE Servicer / (FNMA)	(Non-Taxable Charges)	$—

I certify that to the best of my knowledge these expenses are all eligible under the sub-servicing agreement (SRA) and are accurate in their amounts. Should it be determined that these expenses are not eligible under the agreement, we will abide by the terms of the contract for repayment.

Approver (Vice President)	Date

WIRING INSTRUCTIONS

Bank Name: Account Name:

ABA/Routing Number (Wire):

ABA/Routing Number (ACH):

Account Number:

*	The purpose of this document is to define the data reporting requirements and does not represent the eligilbe advance and/or eligible invoice criteria.

Confidential Fannie Mae Document, Please Obtain Approval for Distributing The purpose of the Data Dictionary is to define the reporting templates and not the eligible Advance and/or invoicing criteria	27